Exhibit 99.2

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third - party trademarks used herein are the property of their respective owners. © 2025 Theravance Biopharma. All rights reserved. Theravance Biopharma Third Quarter 2025 Financial Results and Business Update November 10 , 2025

2 Forward Looking Statements This presentation contains certain "forward - looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events . Theravance Biopharma, Inc . (the “Company”) intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 21 E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995 . Examples of such statements include statements relating to : the Company’s expectations regarding its future profitability, expenses and uses of cash, the Company’s goals, designs, strategies, plans and objectives, future growth of YUPELRI sales, the ability to provide value to shareholders, the Company’s regulatory strategies and timing of clinical studies, possible safety, efficacy or differentiation of our investigational therapy, commercial potential and market opportunity of our investigational therapy, the status of patent infringement litigation initiated by the Company and its partner against certain generic companies in federal district courts ; contingent Trelegy sales - based milestones payable by Royalty Pharma, and expectations around the use of OHSA scores as endpoints for clinical trials . These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this presentation and the conference call and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward - looking statements . Important factors that could cause actual results to differ materially from those indicated by such forward - looking statements include, among others, risks related to : factors that could increase the Company’s cash requirements or expenses beyond its expectations and any factors that could adversely affect its profitability, whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, the ability of the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company’s shares, and general economic and market conditions . Other risks affecting the Company are in the Company’s Form 10 - Q filed with the SEC on August 13 , 2025 , and other periodic reports filed with the SEC . In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma’s results . No forward - looking statements can be guaranteed, and actual results may differ materially from such statements . Given these uncertainties, you should not place undue reliance on these forward - looking statements . Theravance Biopharma assumes no obligation to update its forward - looking statements on account of new information, future events or otherwise, except as required by law . Non - GAAP Financial Measures Theravance Biopharma provides a non - GAAP profitability target and a non - GAAP metric in this presentation . Theravance Biopharma believes that the non - GAAP profitability target and non - GAAP net income (loss) provide meaningful information to assist investors in assessing prospects for future performance and actual performance as they provide better metrics for analyzing the performance of its business by excluding items that may not be indicative of core operating results and the Company's cash position . Because non - GAAP financial targets and metrics, such as non - GAAP profitability and non - GAAP net income (loss) are not standardized, it may not be possible to compare these measures with other companies' non - GAAP targets or measures having the same or a similar name . Thus, Theravance Biopharma's non - GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the Company's actual GAAP results and other targets . This presentation contains a reconciliation of non - GAAP net income (loss) to its corresponding measure, net income (loss) . A reconciliation of non - GAAP net income (loss) to its corresponding GAAP measure is not available on a forward - looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses and other factors in the future .

3 Agenda Opening & Closing Remarks Rick Winningham : Chief Executive Officer Commercial Updates Rhonda Farnum: Senior Vice President, Chief Business Officer TRELEGY & Financial Updates Aziz Sawaf: Senior Vice President, Chief Financial Officer Q&A Team Development & Regulatory Updates Dr. Áine Miller: Senior Vice President, Development

Delivered Strong Q3 Results While Approaching a Major Catalyst

YUPELRI revefenacin inhalation solution	• Net sales of **$71.4M, all-time high,** representing 15% YoY growth[1] • **On-track** to trigger **$25M milestone** for achievement of $250M of Net Sales[2] • Total customer **demand increased 6% YoY[3]** ; **hospital growth of 29% YoY[4]**
Ampreloxetine	• Open-label portion of the pivotal Phase 3 CYPRESS study **now complete** • Topline results **remain on track** for Q1 2026 • Clinical development program **featured in new publication & four presentations at 2025 AAS meeting** • KOL event for investors featuring Dr. Horacio Kaufmann scheduled for **December 8, 2025**
TRELEGY ELLIPTA (fluticasone furoate, umeclidinium, and vilanterol inhalation powder)	Q3 Net Sales of ~$1.0B / YTD Net Sales of ~$2.9B, **on pace to trigger 2025 milestone of $50M[5]**
Financials	• **$333M of cash** and no debt • **$75M of high-probability** milestones in the **near-term** ($50M for TRELEGY | $25M for YUPELRI)

Rapidly Approaching Ampreloxetine Phase 3 Data Catalyst in Q1 2026

AAS, American Autonomic Society.
1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma).
2. As of 09/30/25, Theravance Biopharma is eligible to receive from Viatris potential global development, regulatory and sales milestone payments (excluding China and adjacent territories) totaling up to $205.0 million in the aggregate; refer to our SEC filings for further information. 3. Source: Viatris Customer Demand (Q3'25). 4. Source: IQVIA DDD, HDS, VA and Non-Reporting Hospital through Sep'25. 5. Source: GSK-reported Net Sales in USD. Pursuant to the Equity Purchase and Funding Agreement, dated as of July 13, 2022, by and between Theravance Biopharma, Inc. and Royalty Pharma Investments 2019 ICAV, Theravance is eligible to receive up to an additional $150M in near-term TRELEGY sales milestones.

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Theravance Biopharma

The Only Once - Daily, Nebulized LAMA Maintenance Medicine for COPD Co - promotion agreement with VIATRIS TM (35% / 65% Profit Share) Rhonda Farnum Senior Vice President, Chief Business Officer COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist.

6 $60.6 $55.2 $54.5 $62.2 $66.7 $58.3 $66.3 $71.4 0 10 20 30 40 50 60 70 80 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Quarterly YUPELRI Net Sales (Trailing Eight Quarters) Continued Year - over - Year YUPELRI ® Net Sales Growth in the U.S. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). Net sales increased 15% Q3 ’25 / Q3 ’24 Total YUPELRI Net Sales ($M) $55 $143 $162 $202 $221 $239 0 50 100 150 200 250 2019 2020 2021 2022 2023 2024 Annual YUPELRI Net Sales

Strong Q3 Performance and Expanding YUPELRI® Profitability

Growth in Q3 2025

- Q3 2025 U.S. net sales of $71.4M up 15% vs. Q3 2024
- Hospital doses growth of 29% vs Q3 2024; new hospital market share high of 21%
  - Hospital setting serves as key point of initiation; majority of patients receive script at discharge[1]

Continued Opportunity

- Sizable addressable patient population remains[2]
- Increasing adoption of concomitant use with LAMA/LABA and switches from handheld-only regimens
- Success in further diversification of product fulfillment
- New analyses presented at CHEST 2025 further strengthen evidence supporting YUPELRI use
- Eligible to receive tiered royalties ranging from 14% to 20% on net sales in China

Profitable Brand, Expanding Margins and Strong IP

- Theravance receives 35% of U.S. profits[3]
- $25M milestone for 1st year in which U.S. net sales > $250M[4]
  - ~$54 million required in Q4 2025 to trigger $25 million milestone in 2025
- IP protection in the U.S. into 2039

LABA, long-acting beta agonist; LAMA, long-acting muscarinic antagonist.
1. Joint VTRS/TBPH Market Research. 2. Addressable patient population quantifies the number of patients within the intended target profile. Source: Joint VTRS/TBPH Market Research. 3. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). 4. As of 9/30/25, Theravance Biopharma is eligible to receive from Viatris potential global development, regulatory and sales milestone payments (excluding China and adjacent territories) totaling up to $205.0 million in the aggregate; refer to our SEC filings for further information.

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Theravance Biopharma

The first once - daily, selective norepinephrine reuptake inhibitor in development to treat symptomatic neurogenic orthostatic hypotension ( nOH ) in patients with multiple system atrophy (MSA) Dr. Áine Miller Senior Vice President, Development AMPRELOXETINE

Recent Publications and Presentations Highlight Durable Symptom Benefit Observed in Previous REDWOOD/0170 Study in MSA Patients[1]

Publications

"**Precision therapy with ampreloxetine for neurogenic orthostatic hypotension in multiple system atrophy**" manuscript submitted, under review and pre-print posted on medRxiv

- Highlights **durable symptom and daily function improvement** in MSA subgroup from the REDWOOD study[1]

"**Establishing Minimally Clinically Important Differences for the Orthostatic Hypotension Questionnaire (OHQ)**" Kaufmann H, et al. manuscript published in *Clinical Autonomic Research*

- Defines meaningful change thresholds, enhancing clinical interpretation

AAS Presentations

AMERICAN AUTONOMIC SOCIETY

36TH INTERNATIONAL SYMPOSIUM ON THE AUTONOMIC NERVOUS SYSTEM

One platform presentation and three poster presentations highlighting:

- Results from the REDWOOD study in MSA subgroup
- Rigorous methodologies to support enrollment and patient retention in the ongoing Phase 3 CYPRESS study

AAS, American Autonomic Society; MSA, multiple system atrophy.
1. Ampreloxetine is in development and not approved for any indication. No conclusion can be drawn regarding its safety or efficacy.

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Theravance Biopharma

Ampreloxetine Increase in Standing Blood Pressure Correlated with Improvement in Symptoms and Daily Activities in Patients with MSA in the REDWOOD/0170 Study[1]

3 min standing blood pressure over time*



SBP (±SEM, mmHg)
115
110
105
100
95
90
RW
Pre-Tx Baseline
0
4
8
12
16
18
20
22
Week (REDWOOD)
Ampreloxetine (n=20)
Open Label (n=40)
Placebo (n=20)

Symptoms over time**



Symptom Composite Score (Mean OHSA ± SEM)
7
6
5
4
3
2
1
0
RW
Pre-Tx Baseline
0
4
8
12
16
18
20
22
Time (weeks)

Functional impairment over time†



Standing Short Time (Mean OHDAS Item 1 ± SEM)
7
6
5
4
3
2
1
0
RW
Pre-Tx Baseline
0
4
8
12
16
18
20
22
Time (weeks)

No signal for worsening of supine hypertension[1]

MSA, multiple system atrophy; OHDAS, orthostatic hypotension daily activity scale; OHSA, orthostatic hypotension symptom assessment; RW, randomized withdrawal.
Freeman R, et al. Precision therapy with ampreloxetine for neurogenic orthostatic hypotension in multiple system atrophy. MedRxiv. https://doi.org/10.1101/2025.08.12.25332833. *Longitudinal analysis of blood pressure at 3 minutes of standing at entry (Pre-treatment baseline), throughout the 16-week open-label period, and in the randomized withdrawal in the analysis population set of REDWOOD. **Longitudinal analysis of mean OHQ symptom assessment composite scores, after censorship for early withdrawal, in the subgroup of randomized MSA patients. †Shows OHDAS item 1 scores capturing severity of interference of symptoms of nOH on standing for a short time. 1. Ampreloxetine is in development and not approved for any indication. No conclusion can be drawn regarding its safety or efficacy.

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Theravance Biopharma

Ampreloxetine Clinical Development Status Update

Phase 3 CYPRESS Trial

- Completed enrollment in August 2025
- Trial progressing as planned, with all patients completing the open-label portion of the trial
- **Topline results anticipated in Q1 2026**

Regulatory and Commercial/Medical Activities

- Continued preparations for an expedited NDA submission
- If data are supportive, will request priority FDA review
- Pre-launch activities across medical affairs and commercial functions are underway

Upcoming Virtual KOL Event for Investors with Dr. Horacio Kaufmann



December 8, 2025 at 10:30 AM ET

Agenda

- High unmet need in nOH in patients with MSA
- Ampreloxetine clinical development
- Commercial opportunity

11

FDA, U.S. Food and Drug Administration; MSA, multiple system atrophy; NDA, New Drug Application; nOH, neurogenic orthostatic hypotension.

The First And Only Once - Daily Triple Therapy In a Single Inhaler For Adult Patients With COPD Or Asthma Milestones from Royalty Pharma Aziz Sawaf Senior Vice President, Chief Financial Officer GSK’s TRELEGY COPD, chronic obstructive pulmonary disease

13 On Pace to Achieve $150M in TRELEGY Sales Milestones in 2025 and 2026 Q3’25 Net Sales of $1.0B and YTD Net Sales of $2.9B, up 13% YoY 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone, payable by Royalty Pharma (RP) pursuant to the Equity Purchase and Funding Agr ee ment, dated as of July 13, 2022, by and between Theravance Biopharma, Inc. and Royalty Pharma Investments 2019 ICAV. 2. Based on 100% of TRELEGY ELLIPTA royalties. 3. GSK - reported Net Sa les in USD. 4. Bloomberg Consensus as of 11/6/25. Milestone to Theravance Royalty Threshold 2 Global Net Sales Equivalent Year $25M $260M $3,063M 2025 1 $50M $295M $3,413M $50M $270M $3,163M 2026 1 $100M $305M $3,513M 2025 and 202 6 Sales Milestones 1 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2021 2022 2023 2024 2025 E 2026 E Consensus Forecast 4 Actuals 3 Net Sales ($M) $50M $25M $100M $50M $1,674 $2,142 $2,739 $3,456 $3,846 $4,018 28% growth 28% growth Strong TRELEGY Global Net Sales Growth ($M) 26% growth

Financial Update Aziz Sawaf Senior Vice President, Chief Financial Officer

15 Third Quarter 2025 Financials (Unaudited) 1. Amounts include share - based compensation. 2. Non - GAAP net income (loss) consists of GAAP net income (loss) before taxes exclu ding (i) share - based compensation expense; (ii) non - cash interest expense; (iii) non - cash impairment expense; and (iv) non - recurring revenue and income items; see reconciliation on Slide 16 and the section tit led "Non - GAAP Financial Measures“ on Slide 2 for more information. 15 ($, in thousands) Revenue: Viatris collaboration agreement $ 19,990 $ 16,868 $ 54,073 $ 45,627 Licensing revenue - - 7,500 - Total revenue 19,990 16,868 61,573 45,627 Costs and expenses: Research and development (1) 8,112 9,268 30,054 28,190 Selling, general and administrative (1) 18,333 16,875 55,132 50,673 Impairment of long-lived assets (non-cash) - 1,562 - 4,513 Total costs and expenses 26,445 27,705 85,186 83,376 Loss from operations (before tax and other income & expense) $ (6,455) $ (10,837) $ (23,613) $ (37,749) Share-based compensation expense: Research and development 1,080 1,111 3,137 3,727 Selling, general and administrative 3,496 3,852 10,859 11,840 Total share-based compensation expense 4,576 4,963 13,996 15,567 Operating expense excl. share-based compensation: R&D operating expense (excl. share-based compensation) 7,032 8,157 26,917 24,463 SG&A operating expense (excl. share-based compensation) 14,837 13,023 44,273 38,833 Total operating expenses excl. share-based compensation $ 21,869 $ 21,180 $ 71,190 $ 63,296 Non-GAAP net income (loss) (2) $ 2,260 $ (2,897) $ (10,583) $ (13,692) Three Months Ended September 30, 2025 2024 (Unaudited) Nine Months Ended September 30, 2025 2024 (Unaudited)

16 Third Quarter 2025 Financials (Unaudited) (Cont’d) 16 See the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. GAAP Net Income (Loss) $ 3,615 $ (12,698) $ 44,871 $ (40,891) Adjustments: Licensing revenue (1) - - (7,500) - Net gain on realized contingent milestone and royalty assets (1) - - (75,137) - Non-cash impairment expense of long-lived assets (1) - 1,562 - 4,513 Share-based compensation expense 4,576 4,963 13,996 15,567 Non-cash interest expense 573 630 1,879 1,903 Income tax (benefit) expense (6,504) 2,646 11,308 5,216 Non-GAAP Net Income (Loss) $ 2,260 $ (2,897) $ (10,583) $ (13,692) Non-GAAP Net Income (Loss) per Share Non-GAAP net income (loss) per share - basic $ 0.04 $ (0.06) $ (0.21) $ (0.28) Non-GAAP net income (loss) per share - diluted $ 0.04 $ (0.06) $ (0.21) $ (0.28) Shares used to compute non-GAAP net income (loss) per share - basic 50,520 49,038 50,137 48,690 Shares used to compute non-GAAP net income (loss) per share - diluted 51,908 49,038 50,976 48,690 (1) Non-recurring item (Unaudited) Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss) (In thousands, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 (Unaudited)

17 Third Quarter 2025 Financial Highlights SBC, Share - Based Compensation. 1. Non - GAAP net income (loss) consists of GAAP net income (loss) before taxes less (i) share - based compensation expense; (ii) no n - cash interest expense; (iii) non - cash impairment expense; and (iv) non - recurring revenue and income items; see reconciliation on Slide 16 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 2. Cash, cash equivalents and marketable securities. Note Q3 ‘24 (M) Q3 ‘25 (M) Metric 19% growth YoY driving improved profit margins $16.9 $20.0 VIATRIS Collaboration Revenue $21.2 $21.9 SG&A and R&D Expense, ex - SBC Down 8% YoY due to continued cost discipline $5.0 $4.6 Share - Based Compensation ($12.7) $3.6 GAAP Net Income (Loss) ($2.9) $2.3 Non - GAAP Net Income (Loss) 1 Increase driven by TRELEGY royalty interest sale in second quarter of 2025 $91.4 $332.7 Cash and Cash Equivalents 2 (as of quarter - end) $0.0 $0.0 Debt (as of quarter - end) 49.2 50.7 Shares Outstanding (as of quarter - end)

18 1. Non - GAAP net loss consists of GAAP net income (loss) before taxes less ( i ) share - based compensation expense; (ii) non - cash interest expense; (iii) non - cash impairment expense; and (iv) non - recurring revenue and income items; see reconciliation on Slide 17 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for mor e information. 2. One - time items consist of impairment of long - lived assets (non - cash). 3. 2025 Estimates assume mid - point of Guidance. Reaffirmed Operating Expense Guidance with Improved Margin Outlook 2025 OPEX Guidance : • R&D (excluding share - based comp): $32M - $38M • SG&A (excluding share - based comp): $50M - $60M • Share - Based Compensation: $18M - $20M 2025 Non - GAAP Profit/(Loss) Guidance 1 : • Achieved non - GAAP breakeven in Q3 2025 • Expect to remain at similar levels in Q4 2025 • Guidance excludes potential milestones for TRELEGY & YUPELRI Milestone Accounting: • TRELEGY: If $50M milestone achieved in Q4, $50M recognized as Other Income in Q4’25 • YUPELRI: If $25M milestone achieved in Q4, $25M recognized as License Revenue in Q4’25 4.5 21.4 19.0 52.9 55.0 32.5 35.0 111.3 109.0 $0 $20 $40 $60 $80 $100 $120 $140 2024A 2025E R&D SG&A SBC One-time Items 3 Operating Expenses ($M) 2

Strong Financial Position and Cash-Generating YUPELRI® Set the Foundation for Ampreloxetine Phase 3 Catalyst in Q1 2026

Ampreloxetine
Upcoming Phase 3 Data

- Completed **Phase 3 CYPRESS enrollment in Q3 2025; topline data anticipated in Q1 2026**
- FDA Orphan Drug Designation
- Targets **~40,000 underserved patients** in the U.S. with symptomatic nOH due to MSA[1,2]

YUPELRI®
Strong Cash Flow Generation

- Launched in the U.S. in 2019; 35% U.S. profit share with Viatris[3]
- **Strong cash flow** from U.S. profit share with **IP protection** in the U.S. into **2039**
- Sizable addressable patient population remains[4]

Strong Financial Position

- **~$333M in cash and no debt;** breakeven in Q3 2025[5], expected to remain at similar levels in Q4 2025
- **$175M** in near-term, high probability TRELEGY[6] and YUPELRI sales-based milestones
- Commitment to **return excess capital** to shareholders

FDA, U.S. Food and Drug Administration; MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.
1. Kalra DK, et al. Clin Med Insights: Cardiol. 2020 (70%-90%);14:1179546820953415. 2. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999). 3. In the U.S., Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). Refer to our SEC filings for further information. 4. Addressable patient population quantifies the number of patients within the intended target profile. Source: Joint VTRS/TBPH Market Research. 5. Cash balance of $332.7M as of 9/30/25; cash flow guidance excludes potential one-time milestones (and associated taxes). 6. Payments from Royalty Pharma (RP) will be triggered if RP receives certain minimum royalty payments from GSK based on TRELEGY global net sales.

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Theravance Biopharma

Rick Winningham Chief Executive Officer Aziz Sawaf, CFA Senior Vice President, Chief Financial Officer Rhonda Farnum Senior Vice President, Chief Business Officer Áine Miller Senior Vice President, Development Q&A Session

21 YUPELRI ® (revefenacin) Inhalation Solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 21

22 About YUPELRI ® (revefenacin) Inhalation Solution YUPELRI ® ( revefenacin ) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist. 1. TBPH market research (N=160 physicians); refers to US COPD patients. 22